SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549
                   ________________________________________



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) October 24, 1995


                           THE MONTANA POWER COMPANY
            (Exact name of registrant as specified in its charter)


           Montana                     1-4566              81-0170530
(State or other jurisdiction         (Commission       (IRS Employer
     of incorporation)               File Number)      Identification No.)


                    40 East Broadway, Butte, Montana 59701
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code (406) 723-5421

                       Exhibit Index is found on page 5.

ITEM 5.  Other Events

                           Third Quarter Net Income

      Net income for the quarter ended September 30, 1995 was 26 cents per share, compared with 31 cents per share for the third quarter 1994. Net income for the nine-month and twelve-month periods ended September 30, 1995, was 97 cents and $1.79 per share, a decrease of 21 cents and 32 cents per share, respectively, compared with the same periods in 1994.

      Third-quarter earnings from Utility operations improved substantially over last year. Generation from the Company's hydroelectric facilities was 65 percent higher than the comparable period in 1994. This additional low cost energy allowed the Utility to meet its own energy requirements for firm loads while significantly reducing purchased power expenses. Additional cost savings resulted from improved productivity and shorter maintenance periods at the Colstrip coal-fired generating units.

      Entech's third-quarter earnings were down from last year due to reductions in coal volumes sold to midwestern customers and operating losses at its Colorado mine, which continued to have production problems. Lower natural gas prices also contributed to the earnings decline.

      The Independent Power Group (IPG) continued its growth in earnings from investments in operating projects. However, overall IPG earnings were lower than the third quarter of 1994, when significant earnings from project development fees were recorded.

      In the nine-month and twelve-month periods, consolidated earnings also were adversely affected by a March 1995 arbitration decision, retroactive to July 1991, which lowered the price of coal sold by Entech's coal division to Colstrip Units Nos. 1 and 2. (See the Company's report on Form 10-Q for the quarterly period ended March 31, 1995).

      For comparative purposes, the following table shows the breakdown of consolidated net income per share by principal business segment.

                                                Quarter Ended
                                             1995        1994

            Utility Operations            $     0.08  $    (0.03)
            Entech                              0.15        0.23
            Independent Power Group             0.03        0.11

                  Consolidated            $     0.26   $    0.31

                                            Nine Months Ended
                                             1995        1994

            Utility Operations            $     0.66  $     0.42
            Entech                              0.24        0.64
            Independent Power Group             0.07        0.12

                  Consolidated            $     0.97   $    1.18

                                             Twelve Months Ended
                                             1995        1994

            Utility Operations            $    1.15   $     0.99
            Entech                             0.50         0.98
            Independent Power Group            0.14         0.14

                  Consolidated            $    1.79    $    2.11

ITEM 7.  Exhibits

99a Consolidated Statements of Income for the Quarters Ended September 30, 1995 and 1994, Nine Months Ended September 30, 1995 and 1994, and for the Twelve Months Ended September 30, 1995 and 1994.

99b Utility Operations Schedule of Revenues and Expenses for the Quarters Ended September 30, 1995 and 1994, Nine Months Ended September 30, 1995 and 1994 and for the Twelve Months Ended September 30, 1995 and 1994.

99c Entech Operations Schedule of Revenues and Expenses for the Quarters Ended September 30, 1995 and 1994, Nine Months Ended September 30, 1995 and 1994 and for the Twelve Months Ended September 30, 1995 and 1994.

99d Independent Power Group Operations Schedule of Revenues and Expenses for the Quarters Ended September 30, 1995 and 1994, Nine Months Ended September 30, 1995 and 1994 and for the Twelve Months Ended
      September 30, 1995 and 1994.

                                 Exhibit Index

Exhibit                                                                   Page

99a   Consolidated Statement of Income for the Quarters Ended
      September 30, 1995 and 1994, Nine Months Ended September 30,
      1995 and 1994 and for the Twelve Months Ended September 30,
      1995 and 1994.                                                       6

99b   Utility Operations Schedule of Revenues and Expenses for
      the Quarters Ended September 30, 1995 and 1994, Nine Months
      Ended September 30, 1995 and 1994 and for the Twelve Months
      Ended September 30, 1995 and 1994.                                   7

99c   Entech Operations Schedule of Revenues and Expenses for the
      Quarters Ended September 30, 1995 and 1994, Nine Months Ended September 30, 1995 and 1994 and for the Twelve Months Ended
      September 30, 1995 and 1994.                                         8

99d   Independent Power Group Operations Schedule of Revenues
      and Expenses for the Quarters Ended September 30, 1995 and 1994,
      Nine Months Ended September 30, 1995 and 1994 and for the Twelve
      Months Ended September 30, 1995 and 1994.                           10

CONSOLIDATED STATEMENT OF INCOME                                                                             Exhibit 99a
The Montana Power Company and Subsidiaries
                                                    Quarter Ended         Nine Months Ended      Twelve Months Ended
                                                    September 30,           September 30,            September 30,
                                                   1995        1994        1995        1994        1995        1994
                                                                        Thousands of Dollars
REVENUES . . . . . . . . . . . . . . . . . . .  $  217,545  $  233,304  $  685,369  $  716,565  $  974,727  $1,010,250

EXPENSES:
  Operations . . . . . . . . . . . . . . . . .     101,666     111,356     312,803     318,181     435,094     444,857
  Maintenance. . . . . . . . . . . . . . . . .      16,900      19,937      52,921      59,385      68,894      75,186
  Selling, general and administrative. . . . .      23,241      26,226      72,754      77,291      98,986     103,419
  Taxes other than income taxes. . . . . . . .      24,580      24,851      69,639      73,660      95,179      98,274
  Depreciation, depletion and amortization . .      21,828      21,117      65,998      64,760      87,551      85,675
                                                   188,215     203,487     574,115     593,277     785,704     807,411

  INCOME FROM OPERATIONS . . . . . . . . . . .      29,330      29,817     111,254     123,288     189,023     202,839

INTEREST EXPENSE AND OTHER INCOME:
  Interest . . . . . . . . . . . . . . . . . .      11,018      10,980      32,765      32,332      43,250      44,396
  Other (income) deductions - net. . . . . . .      (3,665)     (5,583)     (4,971)     (8,254)     (7,295)    (16,790)
                                                     7,353       5,397      27,794      24,078      35,955      27,606

INCOME TAXES . . . . . . . . . . . . . . . . .       5,825       6,139      25,407      31,042      49,591      56,941

NET INCOME . . . . . . . . . . . . . . . . . .      16,152      18,281      58,053      68,168     103,477     118,292
DIVIDENDS ON PREFERRED STOCK . . . . . . . . .       1,807       1,807       5,420       5,420       7,227       6,931

NET INCOME AVAILABLE FOR COMMON STOCK. . . . .  $   14,345  $   16,474  $   52,633  $   62,748  $   96,250  $  111,361

AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING (000). . . . . . . . . . . . . .      54,243      53,250      53,986      53,000      53,864      52,851

NET INCOME PER SHARE OF COMMON STOCK . . . . .  $     0.26  $     0.31  $     0.97  $     1.18  $     1.79  $     2.11

UTILITY OPERATIONS                                                                                           Exhibit 99b
                                                     Quarter Ended        Nine Months Ended       Twelve Months Ended
                                                     September 30,          September 30,            September 30,
                                                   1995        1994        1995        1994        1995        1994
                                                                         Thousands of Dollars
ELECTRIC UTILITY:
REVENUES:
  Revenues . . . . . . . . . . . . . . . . . .  $   94,593  $   95,813  $  296,402  $  300,833  $  423,255  $  431,106
  Intersegment revenues. . . . . . . . . . . .       1,209       1,265       4,437       4,466       5,896       6,704
                                                    95,802      97,078     300,839     305,299     429,151     437,810

EXPENSES:
  Power supply . . . . . . . . . . . . . . . .      34,549      46,000     102,781     127,793     153,915     176,152
  Transmission and distribution. . . . . . . .       7,478       6,948      20,612      20,894      27,284      27,254
  Selling, general and administrative. . . . .       9,822      11,362      31,204      34,809      42,529      50,024
  Taxes other than incomes taxes . . . . . . .      11,532      10,560      34,807      31,759      45,262      41,427
  Depreciation and amortization. . . . . . . .      10,627      10,175      31,878      30,524      42,053      36,645
                                                    74,008      85,045     221,282     245,779     311,043     331,502

  INCOME FROM ELECTRIC OPERATIONS                   21,794      12,033      79,557      59,520     118,108     106,308

NATURAL GAS UTILITY:

REVENUES:
  Revenues (other than gas
    supply cost revenues). . . . . . . . . . .      12,410      11,595      61,702      56,517      94,099      86,563
  Gas supply cost revenues . . . . . . . . . .       1,920       1,468      15,306      12,461      21,036      18,573
  Intersegment revenues. . . . . . . . . . . .         122         254         665         645         937       1,224
                                                    14,452      13,317      77,673      69,623     116,072     106,360
EXPENSES:
  Gas supply costs . . . . . . . . . . . . . .       1,920       1,468      15,306      12,461      21,036      18,573
  Other production, gathering & exploration. .       1,954       2,394       7,153       6,465       9,570       7,911
  Transmission and distribution. . . . . . . .       2,672       2,644       8,183       7,514      10,822       9,913
  Selling, general and administrative. . . . .       4,291       4,597      13,418      13,603      17,881      17,938
  Taxes other than income taxes. . . . . . . .       3,626       3,237      10,899       9,936      14,672      13,523
  Depreciation, depletion & amortization . . .       2,565       2,340       7,710       7,063      10,092       9,316
                                                    17,028      16,680      62,669      57,042      84,073      77,174

  INCOME FROM GAS OPERATIONS . . . . . . . . .      (2,576)     (3,363)     15,004      12,581      31,999      29,186

INTEREST EXPENSE AND OTHER INCOME:
  Interest . . . . . . . . . . . . . . . . . .      11,176      10,928      33,074      32,174      43,913      44,121
  Other (income) deductions - net. . . . . . .      (1,453)     (1,173)     (4,305)     (2,801)     (5,451)     (3,151)
                                                     9,723       9,755      28,769      29,373      38,462      40,970

INCOME BEFORE INCOME TAXES . . . . . . . . . .       9,495      (1,085)     65,792      42,728     111,645      94,524

INCOME TAXES . . . . . . . . . . . . . . . . .       3,244      (1,215)     24,806      15,162      42,816      35,000

UTILITY NET INCOME . . . . . . . . . . . . . .  $    6,251  $      130  $   40,986  $   27,566  $   68,829  $   59,524
/TABLE

ENTECH OPERATIONS                                                                                            Exhibit 99c
                                                     Quarter Ended         Nine Months Ended      Twelve Months Ended
                                                     September 30,           September 30,           September 30,
                                                   1995        1994        1995        1994        1995        1994
                                                                         Thousands of Dollars
COAL:
REVENUES:
  Revenues . . . . . . . . . . . . . . . . . .  $   55,058  $   64,727  $  157,148  $  186,695  $  223,046  $  251,162
  Intersegment revenues. . . . . . . . . . . .       8,501      10,591      15,015      30,291      26,925      41,470
                                                    63,559      75,318     172,163     216,986     249,971     292,632

EXPENSES:
  Cost of sales. . . . . . . . . . . . . . . .      41,099      44,005     120,816     123,832     166,241     166,390
  Selling, general and administrative. . . . .       6,243       7,409      20,807      21,483      28,786      28,418
  Taxes other than income taxes. . . . . . . .       8,157       9,652      20,210      27,719      30,224      37,652
  Depreciation, depletion & amortization . . .       3,073       2,933       9,320       9,382      12,587      11,763
                                                    58,572      63,999     171,153     182,416     237,838     244,223

  INCOME FROM COAL OPERATIONS                        4,987      11,319       1,010      34,570      12,133      48,409

OIL AND NATURAL GAS:

REVENUES:
  Revenues . . . . . . . . . . . . . . . . . .      25,525      25,916      73,003      73,192      97,812      98,926
  Intersegment revenues. . . . . . . . . . . .           0           0         170         162         262         194
                                                    25,525      25,916      73,173      73,354      98,074      99,120
EXPENSES:
  Cost of sales. . . . . . . . . . . . . . . .      15,419      14,314      43,142      40,825      56,601      55,867
  Selling, general and administrative. . . . .       2,261       2,054       6,811       6,322       9,002       8,425
  Taxes other than income taxes. . . . . . . .         672         868       1,986       2,640       2,686       3,539
  Depreciation, depletion & amortization . . .       4,378       4,573      13,610      13,943      18,131      19,099
                                                    22,730      21,809      65,549      63,730      86,420      86,930

  INCOME FROM OIL AND NATURAL GAS OPERATIONS .       2,795       4,107       7,624       9,624      11,654      12,190

OTHER OPERATIONS:

REVENUES:
  Revenues . . . . . . . . . . . . . . . . . .       6,373       6,456      18,891      17,597      25,314      23,184
  Intersegment revenues. . . . . . . . . . . .         144         104         479         465         804         695
                                                     6,517       6,560      19,370      18,062      26,118      23,879
EXPENSES:
  Cost of sales. . . . . . . . . . . . . . . .       4,364       4,418      12,607      12,273      17,121      16,212
  Selling, general and administrative. . . . .       1,235       1,424       3,611       3,557       4,771       4,543
  Taxes other than income taxes. . . . . . . .          82          68         245         211         320         279
  Depreciation, depletion & amortization . . .         446         504       1,261       1,465       1,741       1,947
                                                     6,127       6,414      17,724      17,506      23,953      22,981

  INCOME FROM OTHER OPERATIONS . . . . . . . .         390         146       1,646         556       2,165         898

ENTECH OPERATIONS (CONT.)

                                                    Quarter Ended         Nine Months Ended       Twelve Months Ended
                                                    September 30,           September 30,           September 30,
                                                   1995        1994        1995        1994        1995        1994
                                                                         Thousands of Dollars

INTEREST EXPENSE AND OTHER INCOME:
  Interest . . . . . . . . . . . . . . . . . .       1,033         527       3,764       1,191       3,996       1,700
  Other (income) deductions - net. . . . . . .      (2,523)     (1,845)     (4,101)     (2,486)     (4,094)    (10,717)
                                                    (1,490)     (1,318)       (337)     (1,295)        (98)     (9,017)

INCOME BEFORE INCOME TAXES . . . . . . . . . .       9,662      16,890      10,617      46,045      26,050      70,514

INCOME TAXES . . . . . . . . . . . . . . . . .       1,446       4,498      (2,411)     12,052        (873)     18,965

ENTECH NET INCOME. . . . . . . . . . . . . . .  $    8,216  $   12,392  $   13,028  $   33,993  $   26,923  $   51,549

INDEPENDENT POWER GROUP OPERATIONS                                                                           Exhibit 99d
                                                    Quarter Ended          Nine Months Ended     Twelve Months Ended
                                                    September 30,            September 30,          September 30,
                                                   1995        1994        1995        1994        1995        1994
                                                                        Thousands of Dollars

REVENUES:
  Revenues . . . . . . . . . . . . . . . . . .  $   20,170  $   27,199  $   59,481  $   67,326  $   85,802  $   97,263
  Earnings from unconsolidated investments . .       1,353          26       2,958       1,480       3,559       2,778
  Intersegment revenue . . . . . . . . . . . .          93         179         709       1,312         857       1,783
                                                    21,616      27,404      63,148      70,118      90,218     101,824
EXPENSES:

  Operations and maintenance . . . . . . . . .      17,332      19,865      50,561      57,032      68,609      85,365
  Selling, general and administrative. . . . .       1,093         908       2,465       2,870       3,683       5,516
  Taxes other than income taxes. . . . . . . .         511         466       1,494       1,395       2,015       1,853
  Depreciation and amortization. . . . . . . .         740         590       2,219       2,384       2,948       3,243
                                                    19,676      21,829      56,739      63,681      77,255      95,977

  INCOME FROM OPERATIONS . . . . . . . . . . .       1,940       5,575       6,409       6,437      12,963       5,847

INTEREST EXPENSE AND OTHER INCOME:
  Interest . . . . . . . . . . . . . . . . . .          10           5          16          15          22          77
  Other (income) deductions - net. . . . . . .        (889)     (3,045)       (657)     (4,015)     (1,353)     (4,424)
                                                      (879)     (3,040)       (641)     (4,000)     (1,331)     (4,347)

INCOME BEFORE INCOME TAXES . . . . . . . . . .       2,819       8,615       7,050      10,437      14,294      10,194

INCOME  TAXES. . . . . . . . . . . . . . . . .       1,134       2,856       3,011       3,828       6,569       2,975

IPG NET INCOME . . . . . . . . . . . . . . . .  $    1,685  $    5,759  $    4,039  $    6,609  $    7,725  $    7,219

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE MONTANA POWER COMPANY
                                                     (Registrant)

                                       By /s/ J.P. Pederson
                                          J. P. Pederson
                                          Vice President and Chief
                                            Financial Officer

Dated:  October 24, 1995